UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2007

PubliCARD, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-03315	23-0991870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Seventy Five Rockefeller Plaza, 16th Floor,
New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 265-7013

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Operating Report

On September 17, 2007, PubliCARD, Inc. (“PubliCARD”, the “Debtor” or the “Company”) filed its unaudited Monthly Operating Report for the month ended August 31, 2007 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of New York (the “Court”) (In re PubliCARD, Inc., Case No. 07-11517). Exhibits 99.1 to this Current Report on Form 8-K contain the unaudited Monthly Operating Reports as filed with the Court.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The Company’s subsidiaries have not filed for bankruptcy protection, and financial information regarding such subsidiaries is not part of the consolidated group included in the Monthly Operating Report. The financial information in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of the Debtor in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the U.S. Bankruptcy Code (“Bankruptcy Code”) and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

The Monthly Operating Report is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by PubliCARD may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the case into a chapter 7 case; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 case on the Company’s liquidity or results of operations; the ability of the Company to fund and execute a business plan and to do so in a timely manner and the ability of the Company to attract, motivate and/or retain key executives and associates. Additional factors that could affect future results are identified in the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC.

PubliCARD disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. A plan of reorganization could result in holders of PubliCARD’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in PubliCARD’s common stock or other equity interests or any claims relating to prepetition liabilities.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	PubliCARD Inc.’s Monthly Operating Report for the Month Ended August 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PubliCARD, Inc. Registrant

Date: September 18, 2007	/s/ Joseph E. Sarachek
Joseph E. Sarachek, President,
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	PubliCARD Inc.’s Monthly Operating Report for the Month Ended August 31, 2007.